CORPORATE ACCESS NUMBER: 2017211596

Government of Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMALGAMATION

VERMILION ENERGY INC.
IS THE RESULT OF AN AMALGAMATION FILED ON 2013/01/01.

Articles of Amalgamation
For
VERMILION ENERGY INC.

Share Structure:	THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF COMMON SHARES.
Share Transfers Restrictions:	NONE
Number of Directors:	
Min Number of Directors:	1
Max Number of Directors:	15
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.

Registration Authorized By: TIMOTHY NELSON
SOLICITOR

THIS SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF VERMILION ENERGY INC. (the "Corporation")

OTHER RULES OR PROVISIONS (IF ANY):

The directors may, between annual general meetings, appoint one or more additional directors of Vermilion Energy Inc. to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed one-third (1/3) of the number of directors who held office at the expiration of the last annual meeting of Vermilion Energy Inc. Meetings of the shareholders of Vermilion Energy Inc. may be held outside Alberta at any place within Canada as the Board of Directors of Vermilion Energy Inc. may determine.

1

1

Amalgamate Alberta Corporation - Registration Statement

Alberta Registration Date: 2013/01/01

Corporate Access Number: 2017211596

Service Request Number:	19025711
Alberta Corporation Type:	Named Alberta Corporation
Legal Entity Name:	VERMILION ENERGY INC.
French Equivalent Name:	
Nuans Number:	
Nuans Date:	
French Nuans Number:	
French Nuans Date:	

REGISTERED ADDRESS

Street:	400 3RD AVENUE SW, SUITE 3700
Legal Description:	
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4H2

RECORDS ADDRESS

Street:	400 3RD AVENUE SW, SUITE 3700
Legal Description:	
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 4H2

ADDRESS FOR SERVICE BY MAIL

Post Office Box:
City:
Province:
Postal Code:
Internet Mail ID:

Share Structure:	THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF COMMON SHARES.
Share Transfers	

Restrictions:	NONE
Number of Directors:	
Min Number Of Directors:	1
Max Number Of Directors:	15
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.
Professional Endorsement Provided:	
Future Dating Required:	
Registration Date:	2013/01/01

Director

Last Name:	DONADEO
First Name:	LORENZO
Middle Name:	
Street/Box Number:	
City:	CALGARY
Province:	ALBERTA
Postal Code:	
Country:	
Resident Canadian:	Y
Named On Stat Dec:	Y

Last Name:	GHERSINICH
First Name:	CLAUDIO
Middle Name:	A.
Street/Box Number:	
City:	CALGARY
Province:	ALBERTA
Postal Code:	
Country:	
Resident Canadian:	Y
Named On Stat Dec:	

Last Name:	KILLI
First Name:	JOSEPH

Middle Name:
Street/Box Number:
City: CALGARY
Province: ALBERTA
Postal Code:
Country:
Resident Canadian: Y
Named On Stat Dec:

Last Name: MACDONALD
First Name: LARRY
Middle Name: J.
Street/Box Number:
City: OKOTOKS
Province: ALBERTA
Postal Code:
Country:
Resident Canadian: Y
Named On Stat Dec:

Last Name: MADISON
First Name: WILLIAM
Middle Name:
Street/Box Number:
City: SUGAR LAND
Province: TEXAS
Postal Code:
Country:
Resident Canadian:
Named On Stat Dec:

Last Name: DAVIDSON
First Name: W.
Middle Name: KENNETH
Street/Box Number:
City: OAKVILLE
Province: ONTARIO
Postal Code:
Country:
Resident Canadian: Y

Named On Stat Dec:

Last Name: MARCHANT
First Name: TIMOTHY
Middle Name:
Street/Box Number:
City: CALGARY
Province: ALBERTA
Postal Code:
Country:
Resident Canadian: Y
Named On Stat Dec:

Last Name: LEIKER
First Name: LOREN
Middle Name:
Street/Box Number:
City: HOUSTON
Province: TEXAS
Postal Code:
Country:
Resident Canadian:
Named On Stat Dec:

Amalgamating Corporation

Corporate Access Number	Legal Entity Name
2012126336	VERMILION RESOURCES LTD.
2017205713	VERMILION ENERGY INC.

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Statutory Declaration	10000907104657660	2013/01/01
Other Rules or Provisions	ELECTRONIC	2013/01/01

Registration Authorized By: TIMOTHY NELSON

SOLICITOR

BUSINESS CORPORATIONS ACT
(SECTION 179)

FORM 9

Alberta

MUNICIPAL AFFAIRS
Registries

Articles of Amalgamation

1. NAME OF AMALGAMATED CORPORATION	2. CORPORATE ACCESS NUMBER
VERMILION ENERGY INC.	

3. THE CLASSES OF SHARES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF COMMON SHARES.

4. RESTRICTIONS ON SHARE TRANSFERS (IF ANY):

None

Filed with Alberta Registries
by Norton Rose Canada LLP
JAN 01 2013
Initials: [signature]

5. NUMBER, OR MINIMUM AND MAXIMUM NUMBER OF DIRECTORS:

Minimum 1 - Maximum 15

6. Restrictions if any on business the corporation may carry on

None

7. OTHER PROVISIONS (IF ANY):

THE ATTACHED SCHEDULE IS INCORPORATED INTO AND FORMS PART OF THE ARTICLES OF THE CORPORATION.

8. NAME OF AMALGAMATING CORPORATIONS	CORPORATE ACCESS NUMBER
Vermilion Energy Inc.	2017205713
Vermilion Resources Ltd.	2012126336

9. DATE	SIGNATURE	TITLE
	[signature]	CFO

FOR DEPARTMENTAL USE ONLY	FILED

THIS SCHEDULE IS INCORPORATED INTO
AND FORMS PART OF THE ARTICLES OF
VERMILION ENERGY INC. (the "Corporation")

<u>OTHER RULES OR PROVISIONS (IF ANY)</u>:

The directors may, between annual general meetings, appoint one or more additional directors of Vermilion Energy Inc. to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed one-third (1/3) of the number of directors who held office at the expiration of the last annual meeting of Vermilion Energy Inc. Meetings of the shareholders of Vermilion Energy Inc. may be held outside Alberta at any place within Canada as the Board of Directors of Vermilion Energy Inc. may determine.

Filed with Alberta Registries
by Norton Rose Canada LLP
JAN 0 1 2013
Initials: [signature]